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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  September 16, 1996


                                  BUFFETS, INC.
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             (Exact name of registrant as specified in its charter)


         Minnesota                     0-14370                 41-1462294
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  (State of Incorporation)     (Commission file number)     (I.R.S. Employer
                                                            Identification No.)


10260 Viking Drive, Suite 100
Eden Prairie, Minnesota                                        55344
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(Address of principal executive offices)                     (Zip Code)



                                 (612) 942-9760
                         -------------------------------
                         (Registrant's telephone number)


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ITEM 5.      OTHER EVENTS

             On September 16, 1996, Buffets, Inc. (the "Company") issued a Press Release containing certain information regarding financial performance. The Press Release of the Company dated September 16, 1996 is incorporated by reference and filed as an Exhibit to this Report.


ITEM 7.      EXHIBITS

99.1         Press release dated September 16, 1996.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BUFFETS, INC.


Date:  September 16, 1996                      By: /s/ Clark C. Grant
                                               -------------------------------
                                               Clark C. Grant, Executive Vice
                                               President, Chief Financial
                                               Officer and Treasurer


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                                  Exhibit Index


EXHIBIT

99.1    Press release dated September 16, 1996


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